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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 14, 2003


            FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS
             (Exact name of registrant as specified in its charter)

                                      Ohio
                 (State or Other Jurisdiction of Incorporation)

       001-06249                                           34-6513657
(Commission File Number)                    (I.R.S. Employer Identification No.)

                                 125 Park Avenue
                               New York, NY 10017
          (Address of principal executive offices, including ZIP code)

                                 (212) 949-1373
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS


     99.1 Press Release, dated November 14, 2003, issued by First Union Real Estate Equity and Mortgage Investments.



ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     (a) On November 14, 2003, First Union Real Estate Equity and Mortgage Investments issued a press release announcing the operating results for the third quarter ended September 30, 2003.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 14, 2003


                                    FIRST UNION REAL ESTATE
                                    EQUITY AND MORTGAGE
                                    INVESTMENTS



                                    By: /s/ Neil H. Koenig
                                        ----------------------------------------
                                    Name:  Neil H. Koenig
                                    Title: Interim Chief Executive Officer and
                                           Interim Chief Financial Officer


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                                  EXHIBIT LIST

 Exhibit
   No.          Description
 --------       ---------------
   99.1         Press Release, dated November 14, 2003, issued by First Union
                Real Estate Equity and Mortgage Investments.